UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004
                                                          ---------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
     ------------------                                        -----
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On September 2, 2004, Mueller Industries, Inc., a Delaware corporation (the "Company"), announced that its Board of Directors authorized a special dividend of $6.50 in cash and $8.50 in principal amount of the Company's 6% Subordinated Debentures due 2014 (the "Debentures"), per share of the Company's common stock, subject to the satisfaction of certain conditions and the occurrence of certain events. The record date for stockholders entitled to receive the special dividend and the payment date thereof were not established by the Board of Directors but it is expected that the special dividend will be paid by mid November, 2004. The Company will file an application on Form T-3 with the Securities and Exchange Commission to qualify the Indenture under which the Debentures will be issued under the Trust Indenture Act of 1939, as amended. A copy of the press release announcing the special dividend is attached as Exhibit 99.1.

     In addition, in connection with the special dividend, on August 31, 2004, the Company amended its 1991 Incentive Stock Option Plan, 1994 Stock Option Plan, 1998 Stock Option Plan, 2002 Stock Option Plan and 1994 Non-Employee Director Stock Option Plan and the Stock Option Agreement with Mr. Michael O. Fifer, dated June 30, 2003, to clarify that the anti-dilution adjustment language therein includes the authority to make adjustments for extraordinary dividends declared on the Company's common stock, whether payable in the form of cash, stock or other form of consideration (including debentures). Copies of these amendments are attached as Exhibits 99.2 through 99.7.

Item 9.01.  Financial Statements and Exhibits.

      99.1  Press release, dated September 2, 2004.

      99.2 Amendment to the Mueller Industries, Inc. 1991 Incentive Stock Option Plan, dated September 1, 2004.

      99.3 Amendment to the Mueller Industries, Inc. 1994 Stock Option Plan, dated September 1, 2004.

      99.4 Amendment to the Mueller Industries, Inc. 1998 Stock Option Plan, dated September 1, 2004.

      99.5 Amendment to the Mueller Industries, Inc. 2002 Stock Option Plan, dated September 1, 2004.

      99.6 Amendment to the Mueller Industries, Inc. 1994 Non-Employee Director Stock Option Plan, dated September 1, 2004.

      99.7 Amendment, dated September 1, 2004, to the Stock Option Agreement between Mueller Industries, Inc. and Michael O. Fifer, dated June 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on September 2, 2004.

                                   MUELLER INDUSTRIES, INC.

                                   By:  /s/ Kent A. McKee
                                        -------------------
                                        Name:   Kent A. McKee
                                        Title:  Vice President and Chief
                                                Financial Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

      99.1     Press Release, dated September 2, 2004.

      99.2 Amendment to the Mueller Industries, Inc. 1991 Incentive Stock Option Plan, dated September 1, 2004.

      99.3 Amendment to the Mueller Industries, Inc. 1994 Stock Option Plan, dated September 1, 2004.

      99.4 Amendment to the Mueller Industries, Inc. 1998 Stock Option Plan, dated September 1, 2004.

      99.5 Amendment to the Mueller Industries, Inc. 2002 Stock Option Plan, dated September 1, 2004.

      99.6 Amendment to the Mueller Industries, Inc. 1994 Non-Employee Director Stock Option Plan, dated September 1, 2004.

      99.7 Amendment, dated September 1, 2004, to the Stock Option Agreement between Mueller Industries, Inc. and Michael O. Fifer, dated June 30, 2003.